UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 17, 2021

Stem Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-55751	61-1794883
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2201 NW Corporate Blvd., Suite 205, Boca Raton, FL	33431
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 237-2931

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock par value $0.001	STMH	OTCQX

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

2

TABLE OF CONTENTS

Item 1.01	Entry into a Material Definitive Agreement
Item 9.01	Financial Statements and Exhibits

SIGNATURES

Item 1.01 Entry into a Material Definitive Agreement

On September 17, 2021, Stem Holdings, Inc. d/b/a Driven by Stem (the “Company” or “Stem”) announced that it had acquired Artifact Extracts (“Artifact”), a premier cannabis extraction company based in Oregon known for its award-winning concentrates, as well as two dispensaries.

Strategic Highlights:

With the acquisition of Artifact, the Company will be positioned to capture additional market share, expand its presence in the fast-growing concentrates segment, and maximize value for all its shareholders.

● Increases footprint of fully-owned dispensaries on the West Coast to six locations.

● Expands Oregon presence with a dispensary in Salem, to be re-named TJ’s on Broadway, and a dispensary in Eugene, to be re-named TJ’s on 7th, flanking its two existing dispensaries in the city. Cannabis sales in Salem/Marion County have shown consistent growth over the past few years.

● Immediately launch the Budee™ proprietary delivery platform in Salem, extending its consumer reach with expedited service, with service expansion to Eugene in October.

● Supply consistent, high-quality biomass for Artifact from its cultivation operations for Stem’s TJ’s Gardens™ and Yerba Buena™ brands in Oregon, with a view toward achieving accretive margins.

● Integrate Artifact’s line of concentrates including budder, badder, shatter, crumble, rosin, THC A crystals, and other popular forms into Stem’s family of brands and product lines.

● Expands the Company’s distribution footprint by cross-selling into dispensaries not yet supplied with the full portfolio of Stem’s brands, as well as including Artifact’s presence in all TJ’s dispensaries.

● Strengthen Stem’s experienced management team with the integration of Artifact’s skilled R&D leadership.

The transaction closed September 17, 2021, with all Oregon Liquor Control Commission approvals having been granted. In connection with the transaction, Stem issued 8,209,178 shares of common stock of Stem at a deemed aggregate value of US$2,925,000 (a 24% premium to Stem’s closing share price of common stock on September 17, 2021. The share consideration will be held in escrow for a period of six months with a “leak out” provision applicable for the following six months.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits. None

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stem Holdings, Inc.

By:	/s/ Adam Berk
Name:	Adam Berk
Title:	President

Dated: September 20, 2021